UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

PETROHAWK ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-25717	86-0876964
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 21, 2007, Petrohawk Energy Corporation. (the “Company”) issued a press release announcing its 2006 reserve replacement estimates and year-end reserve data. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

99.1	Press Release dated February 21, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROHAWK ENERGY CORPORATION

Date: February 23, 2007	By:	/s/ SHANE M. BAYLESS
Shane M. Bayless
Vice President-Chief Financial Officer and Treasurer

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INDEX TO EXHIBITS

Item	Exhibit
99.1	Press Release date February 21, 2007

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